Exhibit (j)


            Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in each Prospectus and "Independent Auditors" in each Statement of Additional Information, and to the use of our reports dated October 16, 2001, in Post-Effective Amendment Number 33 to the Registration Statement (Form N-1A, No. 33-48907) of The Marshall Funds, Inc. dated August 31, 2001.




                                                ERNST & YOUNG LLP


Boston, Massachusetts
October 24, 2001